Exhibit 21.1

THE HOWARD HUGHES CORPORATION

LIST OF SUBSIDIARIES

Entity	Jurisdiction

10 CCC, LLC	Delaware

10/20/30 CCC Parking Deck, LLC	Delaware

20 CCC, LLC	Delaware

30 CCC, LLC	Delaware

40 CCC, LLC	Delaware

40 CCC Parking Deck, LLC	Delaware

50 CCC, LLC	Delaware

50/60/70 CCC Parking Deck, LLC	Delaware

60 CCC, LLC	Delaware

70 CC, LLC	Delaware

3 Waterway Holdings, LLC	Texas

4 Waterway Holdings, LLC	Delaware

20 & 25 Waterway Holdings, LLC	Delaware

70 CC, LLC	Delaware

80 South, LLC	Delaware

85 South Street LLC	Delaware

110 Holding, LLC	Delaware

110 Wacker, LLC	Delaware

117 Beekman Street Holdings, LLC	Delaware

170 John Street Holdings, LLC	Delaware

170 Retail Associates, Ltd.	Texas

170 Retail Holding, LLC	Delaware

988 Halekauwila, LLC	Delaware

Entity	Jurisdiction
1108 Auahi, LLC	Delaware

1118 Ala Moana, LLC	Delaware

1240 Ala Moana, LLC	Delaware

3831 TF Holding Company, LLC	Delaware

1701 Lake Robbins, LLC	Delaware

9303 New Trails Holdings, LLC	Delaware

ACB Parking Business Trust	Maryland

Alameda Plaza, LLC	Delaware

AllenTowne Mall, LLC	Delaware

American City Building Business Trust	Maryland

Anaha Management Development Company, LLC	Delaware

Angels Entertainment, LLC	Delaware

Beverage Operations, Inc.	Texas

Bridgeland Construction, LLC	Delaware

Bridgeland Development, LP	Maryland

Bridgeland GP, LLC	Delaware

Bridgeland Holding Company, Inc.	Delaware

Bridgeland Management Development Company, LLC	Delaware

Bridges at Mint Hill, LLC	Delaware

Bridges at Mint Hill Member, LLC	Delaware

Carlton Woods Holdings, LLC	Delaware

Century Plaza L.L.C.	Delaware

Clark County Las Vegas Stadium, LLC	Delaware

Clover Acquisitions LLC	Delaware

Delaware

Cottonwood Mall, LLC	Delaware

Cottonwood Square, LLC	Delaware

Entity	Jurisdiction

Crescent Area 1-A Holdings, LLC	Delaware

Crescent Area 1-B Holdings, LLC	Delaware

Crescent Area 1 – Parking Deck 1, LLC	Delaware

CS Apartments Holding Company, LLC	Delaware

CSPV Holdings, LLC	Delaware

Cypress LA, LLC	Delaware

Discovery Property Company, LLC	Delaware

DLV/HHPI Summerlin, LLC	Delaware

Elk Grove Management Development Company, LLC	Delaware

Elk Grove Town Center L.L.C.	Delaware

Elk Grove Town Center, L.P.	Delaware

Emerson Land Business Trust	Maryland

Emerson Land, LLC	Delaware

Fairwood Commercial Development Holding, LP	Maryland

Fairwood Commercial Development Limited Partnership	Maryland

Fairwood Commercial Front Foot Benefit Company, LLC	Maryland

Fulton Seafood Market, LLC	Delaware

FV-93 Limited	Texas

Gateway Overlook III Business Trust	Maryland

GG DR, L.L.C.	Illinois

Greengate Mall, Inc.	Pennsylvania

Harper’s Choice Business Trust	Maryland

Hexalon Real Estate, LLC	Delaware

HF Holding Company, LLC	Delaware

HF Management Development Company, LLC	Delaware

HH Hawaii Development Company, LLC	Delaware

Entity	Jurisdiction
HH New York Development Company, LLC	Delaware

HH One Hughes Landing, LLC	Delaware

HH Two Hughes Landing, LLC	Texas

HH Wacker Acquisition Company, LLC	Delaware

HHC 242 Self-Storage, LLC	Delaware

HHC 2978 Self-Storage, LLC	Delaware

HHC-Alameda Development Manager, LLC	Delaware

HHC 33 Peck Slip Holdings, LLC	Delaware

HHC Travel, LLC	Delaware

HHC Two Hughes Landing, LLC	Delaware

HHC Ventures, LLC	Delaware

HHMK Development, LLC	Delaware

HL Amenities Holdings, LLC	Delaware

HL Beverage Company, LLC	Delaware

HL Champion Holding Company, LLC	Delaware

HL Multi-Family Holdings, LLC	Delaware

HL Restaurant Row, LLC	Delaware

HL Retail Row, LLC	Delaware

HL-Hotel Holding Company, LLC	Delaware

Howard Hughes Management, Co. LLC	Delaware

Howard Hughes Management Services Company, LLC	Delaware

Howard Hughes Properties, Inc.	Nevada

HRD Parking Deck Business Trust	Maryland

HRD Parking, Inc.	Maryland

Kai Investments, LLC	Delaware

Kapiolani Residential LLC	Delaware

Kendall Management Development Company, LLC	Delaware

Entity	Jurisdiction

Kewalo Harbor Development Company, LLC	Delaware

Kewalo Harbor Management Company, LLC	Delaware

Kewalo Harbor, LLC	Hawaii

Kewalo Makai, LLC	Hawaii

KR Holdings, LLC	Delaware

Lakeland Village Holding Company, LLC	Delaware

Land Trust No. 89433	Hawaii

Land Trust No. 89434	Hawaii

Land Trust No. FHB-TRES 200601	Hawaii

Land Trust No. FHB-TRES 200602	Hawaii

Landmark Mall L.L.C.	Delaware

Landmark Management Development Company, LLC	Delaware

LRVC Business Trust	Maryland

Marginal Street Development, LLC	Delaware

Merchantwired Interest, Inc.	Maryland

Merchant Wired, LLC	Delaware

Merriweather Post Business Trust	Maryland

Millennium Woodlands Phase II, LLC	Delaware

Millennium Woodlands Phase II Member, LLC	Delaware

Natick Residence LLC	Delaware

Oakland Ridge Industrial Development Corporation	Maryland

One Hughes Landing, LLC	Delaware

Parcel C Business Trust	Maryland

Parcel C Development LLC	Delaware

Parcel C Property LLC	Delaware

Parcel D Business Trust	Maryland

Entity	Jurisdiction
Parcel D Development LLC	Delaware

Parcel D Property LLC	Delaware

Parke West, LLC	Delaware

Pier 17 HHC Member, LLC	Delaware

Pier 17 Seafood Restaurant, LLC	Delaware

Price Development TRS, Inc.	Delaware

Princeton Land, LLC	Delaware

Princeton Management Development Company, LLC	Delaware

Red Rock Investment, LLC	Nevada

Redlands Land Acquisition Company, LLC	Delaware

Redlands Land Acquisition Company, LP	Delaware

Rio West L.L.C.	Delaware

Riva Row Woodlands Member, LLC	Delaware

Riverwalk Marketplace (New Orleans), LLC	Delaware

Riverwalk Operating Company, LLC	Delaware

SAV Nevada, LLC	Delaware

Seaport Development Holdings, LLC	Delaware

Seaport Management Development Company, LLC	Delaware

Seaport Marketplace Theatre, LLC	Maryland

Seaport Marketplace, LLC	Maryland

Seaport Phase 1 Holdings, LLC	Delaware

South Street Seaport Limited Partnership	Maryland

Stewart Title of Montgomery County Inc.	Texas

Stone Lake, LLC	Maryland

Summerlin Baseball Club Member, LLC	Delaware

Summerlin Centre, LLC	Delaware

Summerlin Centre Apartments, LLC	Delaware

Entity	Jurisdiction

Summerlin Corporation	Delaware

Summerlin Development, LLC	Delaware

Summerlin Development Management Company, LLC	Delaware

Summerlin Hospital Medical Center, L.P.	Delaware

Summerlin Las Vegas Baseball Club, LLC	Delaware

Summerlin North GP, LLC	Delaware

Summerlin Operating Company, LLC	Delaware

Summerlin Restaurant, LLC	Delaware

Summerlin South GP, LLC	Delaware

The Downtown Columbia Partnership, Inc.	Maryland

The Howard Hughes Company, LLC	Delaware

The Howard Hughes Corporation	Delaware

The Howard Research And Development Corporation	Maryland

The Hughes Corporation	Delaware

The Shops At Summerlin North, LP	Delaware

The Shops at Summerlin South, LP	Delaware

The Woodlands Beverage, Inc.	Texas

The Woodlands Brokerage, LLC	Texas

The Woodlands Commercial Brokerage Company, L.P.	Texas

The Woodlands Commercial Properties Company, LP	Texas

The Woodlands Corporation	Delaware

The Woodlands Custom Residential Sales, LLC	Texas

The Woodlands Custom Sales, LP	Texas

The Woodlands GL Holdings, LLC	Delaware

The Woodlands Holding Company, Inc.	Delaware

The Woodlands Hotel Management Company, LLC	Delaware

Entity	Jurisdiction
The Woodlands Land Development Company, L.P.	Texas

The Woodlands Management Development Company, LLC	Delaware

The Woodlands Operating Company, L.P.	Texas

Three Hughes Landing, LLC	Delaware

Town Center Development Company GP, L.L.C.	Texas

Town Center Development Company, L.P.	Texas

Town Center East Business Trust	Maryland

Town Center East Parking Lot Business Trust	Maryland

TWC Commercial Properties, LLC	Delaware

TWC Commercial Properties LP	Delaware

TWC Land Development, LLC	Delaware

TWC Land Development LP	Delaware

TWC Operating, LLC	Delaware

TWC Operating LP	Delaware

TWCPC Holdings GP, L.L.C.	Texas

TWCPC Holdings, L.P.	Texas

TWLDC Holdings GP, L.L.C.	Texas

TWLDC Holdings, L.P.	Texas

Victoria Ward Center L.L.C.	Delaware

Victoria Ward Entertainment Center L.L.C.	Delaware

Victoria Ward Services, Inc.	Delaware

Victoria Ward, Limited	Delaware

Volo Land, LLC	Delaware

VW Condominium Development, LLC	Delaware

Waiea Management Development Company, LLC	Delaware

Ward Condominium Holdings, LLC	Delaware

Ward Gateway Tower #1, LLC	Delaware

Entity	Jurisdiction

Ward Gateway Tower #2, LLC	Delaware

Ward Gateway-Industrial-Village, LLC	Delaware

Ward Management Development Company, LLC	Delaware

Ward Plaza-Warehouse, LLC	Delaware

Ward Village CK Holdings, LLC	Delaware

Ward Village Holding Company	Delaware

Ward Village Operating Company, LLC	Delaware

Ward Village Properties, LLC	Delaware

Waterway Ave Partners, L.L.C.	Texas

Waterway Coffee Holdings, LLC	Delaware

Waterway Condo Holdings, LLC	Delaware

Waterway Hotel Beverage Company, LLC	Delaware

Waterway Hotel Holdings, LLC	Delaware

WECCR General Partnership	Texas

WECCR, Inc.	Texas

West Kendall Holdings, LLC	Maryland

Westlake Retail Associates, Ltd.	Texas

Westlake Retail Holding, LLC	Delaware

Wincopin Restaurant Business Trust	Maryland

Woodlands Acquisition, LLC	Texas

Woodlands Office Equities-95, LLC	Texas

Woodlands Sarofim #1, Ltd.	Texas

WPC 17-RRA, LLC	Delaware

WRCC Holdings, LLC	Delaware